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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  January 26, 2006

AUTHENTIDATE HOLDING CORP.
(Exact name of registrant as specified in its charter)

COMMISSION FILE NUMBER:  0-20190

DELAWARE	14-1673067
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Three Connell Drive, 5th Floor
Berkeley Heights, New Jersey 07922
(Address and zip code of principal executive offices)

(908) 787-1700
(Registrant's telephone number, including area code

CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:

     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01	Entry into Material Definitive Agreement

On January 26, 2006, Dennis H. Bunt, the Chief Financial Officer of Authentidate Holding Corp. (the “Registrant”), entered into a Termination Agreement with the Registrant and resigned his position effective April 30, 2006. Pursuant to the Termination Agreement, and for providing the Registrant with a general release, the Registrant agreed to provide Mr. Bunt with the following consideration: (a) a severance payment of $315,372, payable in equal installments over a period of twenty-four months; (b) an additional payment of $33,000 as additional severance and reimbursement of certain expenses; and (c) the accelerated vesting of all options granted to him and the continuation of the exercise period in which he may exercise such options. This summary of the Termination Agreement is qualified in its entirety by reference to full text of the agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 1.02	Termination of Material Definitive Agreement

As described in Item 1.01 of this Current Report, the Registrant has entered into a Termination Agreement with Mr. Dennis H. Bunt, its Chief Financial Officer, dated as of January 26, 2006, resulting in the termination of the employment agreement, dated October 31, 2001, between them. To the extent required by Item 1.02 of Form 8-K, the information contained or incorporated by reference in Item 1.01 and Item 5.02 of this Current Report regarding Mr. Bunt is incorporated by reference in this Item 1.02.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(b)	Dennis H. Bunt, the Chief Financial Officer of the Registrant, will resign from his employment with the Registrant effective April 30, 2006.

Item 7.01	Regulation FD Disclosure

On January 31, 2006, the Registrant issued a press release regarding the events described in this Current Report. A copy of the press release is attached as Exhibit 99.1. Exhibit 99.1 is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements And Exhibits

(c)	Exhibits

The following exhibits are filed or furnished herewith:

10.1	Termination Agreement between Authentidate Holding Corp. and Dennis H. Bunt, dated January 26, 2006.

99.1	Press Release dated January 31, 2006

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AUTHENTIDATE HOLDING CORP.

By: /s/ Surendra Pai
Name: Surendra Pai
Title: Chief Executive Officer and President
Date: January 31, 2006

EXHIBIT INDEX

Exhibit Number	Description

10.1	Termination Agreement between Authentidate Holding Corp. and Dennis H. Bunt, dated January 26, 2006.

99.1	Press Release dated January 31, 2006